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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22260

RMR REAL ESTATE INCOME FUND
(Exact name of registrant as specified in charter)
 TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
Adam D. Portnoy, President RMR Real Estate Income Fund Two Newton Place 255 Washington Street, Suite 300 Newton, Massachusetts 02458	Michael K. Hoffman, Esq. Skadden, Arps, Slate, Meagher & Flom LLP 4 Times Square New York, New York 10036-6522
Julie A. Tedesco, Esq. State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2013

Item 1.    Reports to Stockholders.

        [Insert Financial Statements]

RMR REAL ESTATE INCOME FUND
SEMI-ANNUAL REPORT
JUNE 30, 2013

RMR Real Estate Income Fund

NOTICE CONCERNING INFORMATION CONTAINED IN THIS REPORT

  •
  ON JANUARY 20, 2012, OLD RMR REAL ESTATE INCOME FUND MERGED WITH AND INTO RMR ASIA PACIFIC REAL ESTATE FUND. IN CONNECTION WITH THE MERGER, RMR ASIA PACIFIC REAL ESTATE FUND CHANGED ITS FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS TO BE IDENTICAL TO THOSE OF OLD RMR REAL ESTATE INCOME FUND. SINCE JANUARY 20, 2012, RMR ASIA PACIFIC REAL ESTATE FUND HAS INVESTED IN SECURITIES ISSUED BY U.S. REAL ESTATE INVESTMENT TRUSTS AS WELL AS OTHER U.S. SECURITIES AND HAS BEEN NAMED RMR REAL ESTATE INCOME FUND.

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE, AS WELL AS FLUCTUATIONS IN THE FINANCIAL MARKETS AND THE COMPOSITION OF THE FUND'S PORTFOLIO. PERFORMANCE DATA FOR RMR REAL ESTATE INCOME FUND PRIOR TO JANUARY 20, 2012 REFLECTS THE PERFORMANCE OF OLD RMR REAL ESTATE INCOME FUND, WHICH WAS MERGED INTO RMR ASIA PACIFIC REAL ESTATE FUND ON JANUARY 20, 2012. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS, INC., OR RMR ADVISORS OR THE ADVISOR, HAD NOT WAIVED FEES DURING CERTAIN PERIODS, THE FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  THE FUND IS A CLOSED END INVESTMENT COMPANY REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 WHOSE COMMON SHARES ARE TRADED ON A NATIONAL SECURITIES EXCHANGE. INVESTORS MAY NOT PURCHASE SHARES DIRECTLY FROM THE FUND. PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE PURCHASING ANY SHARES OF THE FUND. AN INVESTMENT IN THE FUND'S SHARES IS SUBJECT TO MATERIAL RISKS.

  •
  FOR MORE INFORMATION ABOUT THE FUND PLEASE VISIT WWW.RMRFUNDS.COM, CALL OUR INVESTOR RELATIONS GROUP AT (866)-790-8165 OR REFER TO THE FUND'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH ARE AVAILABLE AT WWW.SEC.GOV.

 NOTICE CONCERNING LIMITED LIABILITY

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED AT THE PRINCIPAL OFFICE OF THE FUND, PROVIDE THAT THE NAME "RMR REAL ESTATE INCOME FUND" REFERS TO THE TRUSTEES UNDER THE AGREEMENT AND DECLARATION OF TRUST COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE FUND SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, THE FUND. ALL PERSONS DEALING WITH THE FUND IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF THE FUND FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

 NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP

THE AGREEMENT AND DECLARATION OF TRUST OF RMR REAL ESTATE INCOME FUND CONTAINS PROVISIONS WHICH LIMIT OWNERSHIP BY ANY SHAREHOLDER OR GROUP OF SHAREHOLDERS WHO ARE AFFILIATED OR ACTING TOGETHER TO 9.8% OF THE TOTAL SHARES, OR ANY CLASS OR SERIES OF SHARES, OUTSTANDING OF RMR REAL ESTATE INCOME FUND.

To our shareholders,

In the pages that follow, you will find data summarizing the Fund's financial results for the six months ended June 30, 2013 and financial position as of June 30, 2013. We encourage you to read the information contained in this report and to view our website at www.rmrfunds.com* where the most recent information and important announcements regarding the Fund are posted.

Relevant Market Conditions

Real Estate Industry Fundamentals.    The U.S. economy continued to show signs of improvement during the first six months of the year. Despite strong headwinds such as the expiration of the payroll tax cut at the end of 2012, federal spending cuts resulting from sequestration and slower economic growth with U.S. trading partners in China and Europe, employment growth averaged 205,000 new jobs per month during the first half of 2013. Housing, which has been a drag on economic activity over the last few years, continued to improve.

The general recovery in the U.S. economy, together with limited new construction, has resulted in higher demand and improved real estate operating fundamentals for commercial real estate. The wealth effect created by the housing market rebound and an appreciating stock market has translated into higher consumer spending. Higher consumer spending, along with limited new construction of class A malls in the U.S., have benefitted high end mall landlords as retailers seek additional space. Despite a modest increase in supply, operating fundamentals for the apartment sector remained strong. Reports of spring leasing were strong for apartment owners, with new rents up 3% and renewal rents up 5%, while new supply appears to have been generally limited to a few markets where job growth was particularly strong. Demand for office space remained stronger for CBD (central business district) office owners than for suburban office owners. With more than 70% of office jobs returning since they were lost during the recession, CBD office landlords experienced increased demand for space. Business sectors in entertainment, media, technology and energy were active in leasing office space in markets such as Boston, Manhattan, San Francisco and Houston. In contrast, suburban office landlords generally reported pressure to reduce rents as vacant inventory remained high and tenants continued to reduce space per employee to maximize productivity.

Real estate companies were very active in the capital markets during the first half of 2013 with approximately $33 billion of capital raised, including $17 billion in common equity capital, $12 billion in debt capital and approximately $4 billion in preferred capital. The office REIT sector was the most active property type in terms of capital raised during the first six months of 2013, with approximately $6 billion raised, followed by retail REITs with close to $5.8 billion raised.

Real Estate Securities Technicals.    During the first three months of the year, the market for REIT shares was up 8.1% on a total return basis (i.e., share price changes and dividends combined), but underperformed the S&P 500's total return of 10.6%. Traders appeared to rotate out of REITs into higher growth companies during the first quarter of 2013 because improved economic data seemed to point to a more robust economic recovery in the U.S. During most of the second quarter, REITs managed to outperform the S&P 500 due to concerns about a slowing U.S. economy as job growth, consumer confidence and manufacturing activity were weaker than expected. By mid June, however, the REIT market gave back most of its gains for the year as long term interest rates increased following

*
The Internet address for the Fund is included several times in this semi-annual report as a textual reference only. The information on the website is not incorporated by reference into this semi-annual report.

Fed Chairman Bernanke's comments on May 22, 2013, in which he outlined the Fed's plan to taper purchases of U.S. treasuries and mortgage backed securities. Nonetheless, REITs were able to recover some of their losses that followed Fed Chairman Benanke's comments and posted a total return of 6.4% for the first six months of 2013, still underperforming the S&P 500's total return of 13.8%.

The best performing REIT sectors during the first six months of 2013 were the manufactured homes and lodging sectors, with total returns of 20.5% and 10.5%, respectively. The sectors with the lowest returns during the first six months of 2013 were the regional mall and apartment sectors, with total returns of 1.7% and 3.7%, respectively.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies, including REITs. Our secondary investment objective is capital appreciation. There can be no assurances that we will meet our investment objectives.

During the six months ended June 30, 2013, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV), was 7.1% and our yield on NAV at June 30, 2013, based on our annualized second quarter of 2013 dividend, was 6.1%. During that same period, the total return for the MSCI U.S. REIT Total Return Index, or the RMS Index (an unmanaged index of REIT common stocks), was 6.4%.

Also, during the six months ended June 30, 2013, our total return on market price on our common shares (including hypothetical reinvestment of distributions at market price), was 14.5% and the yield on the market price of our common shares at June 30, 2013, based on our annualized second quarter of 2013 dividend, was 6.5%.

The Fund's outperformance versus the RMS Index during the first six months of 2013 was primarily due to the Fund's overweight position in REIT common securities that pay high dividends versus the Index. Most of the Fund's investments in REIT common securities that pay high dividends outperformed REIT common securities that pay low dividends during the first six months of 2013.

On March 8, 2013, we announced a $0.01 increase in the Fund's regular quarterly distribution rate per share to common shareholders followed by another $0.01 increase on June 7, 2013. The $0.02 increase in the Fund's regular quarterly distribution rate per share during the first six months of the year represented a 6.5% increase over the per share dividend declared in the fourth quarter of 2012.

On May 23, 2013, the Fund increased its revolving credit facility with BNP Paribas Prime Brokerage, Inc. ("BNP") by $10 million to $60 million. There was no change to the interest rate on the credit facility, which bears interest at LIBOR plus 95 basis points and has a 270 day rolling term that resets daily. The additional $10 million increase in the credit facility was used to invest in securities of U.S. real estate companies and for general working capital and Fund business purposes.

Thank you for your continued support.

Sincerely,

Adam D. Portnoy
President
August 15, 2013

RMR Real Estate Income Fund

Portfolio holdings by sub-sector as a percentage of investments
(as of June 30, 2013)* (unaudited)

REITs
Lodging/Resorts	16%
Diversified	13%
Shopping Centers	13%
Health Care	11%
Office	10%
Others, less than 10% each	32%

Total REITs	95%
Other, including short term investments	5%

Total investments	100%

Portfolio holdings by type of security (as of June 30, 2013)* (unaudited)

Common securities	63%
Preferred securities	36%
Other, including short term investments	1%

Total investments	100%

*
These percentages represent the Fund's portfolio holdings by sub-sector or type of security as a percentage of total portfolio holdings based on fair value and do not match the percentages included in the Portfolio of Investments schedule, which represents the Fund's portfolio holdings by sub-sector or type of security as a percentage of the Fund's net assets.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2013 (unaudited)

Company	Shares	Value

COMMON STOCKS – 91.0% REAL ESTATE INVESTMENT TRUSTS – 86.8%
APARTMENTS – 12.3%
American Campus Communities, Inc. (a)(b)	25,900	$1,053,094
Apartment Investment & Management Co. (a)(b)	28,745	863,500
Associated Estates Realty Corp. (a)	212,628	3,419,058
AvalonBay Communities, Inc. (a)	26,875	3,625,706
BRE Properties, Inc. (a)(b)	24,800	1,240,496
Camden Property Trust	5,000	345,700
Campus Crest Communities, Inc.	25,000	288,500
Education Realty Trust, Inc. (a)	16,737	171,220
Equity Residential (a)(b)	74,000	4,296,440
Essex Property Trust, Inc. (a)	10,500	1,668,660
Home Properties, Inc. (a)	8,000	522,960
Mid-America Apartment Communities, Inc. (a)	18,000	1,219,860
Post Properties, Inc. (a)	14,600	722,554
UDR, Inc. (a)	39,000	994,110

		20,431,858

DIVERSIFIED – 10.6%
American Assets Trust, Inc.	8,000	246,880
Digital Realty Trust, Inc. (a)(b)	36,000	2,196,000
DuPont Fabros Technology, Inc. (a)	16,000	386,400
EPR Properties (a)	88,950	4,471,516
Investors Real Estate Trust	55,700	479,020
Lexington Realty Trust (a)	289,058	3,376,197
One Liberty Properties, Inc.	44,712	981,876
Retail Properties of America, Inc.	50,000	714,000
Vornado Realty Trust (a)(b)	44,335	3,673,155
Washington Real Estate Investment Trust	28,000	753,480
Whitestone REIT	2,329	36,705
WP Carey, Inc.	5,000	330,850

		17,646,079

FREE STANDING – 4.3%
American Realty Capital Properties, Inc.	30,000	457,800
Getty Realty Corp. (a)	22,000	454,300
National Retail Properties, Inc. (a)(b)	134,400	4,623,360
Realty Income Corp. (a)	31,900	1,337,248
Spirit Realty Capital, Inc.	11,000	$194,920

		7,067,628

HEALTH CARE – 15.7%
HCP, Inc. (a)(b)	116,530	5,295,123
Health Care REIT, Inc. (a)(b)	29,200	1,957,276
Healthcare Realty Trust, Inc. (a)	25,300	645,150
LTC Properties, Inc. (a)(b)	58,897	2,299,928
Medical Properties Trust, Inc. (a)(b)	324,320	4,644,262
National Health Investors, Inc. (a)	53,958	3,229,926
OMEGA Healthcare Investors, Inc. (a)	15,498	480,748
Sabra Health Care REIT, Inc. (a)(b)	61,500	1,605,765
Ventas, Inc. (a)(b)	84,397	5,862,216

		26,020,394

INDUSTRIAL – 3.3%
DCT Industrial Trust, Inc. (a)	149,500	1,068,925
EastGroup Properties, Inc. (a)(b)	17,300	973,471
ProLogis, Inc. (a)(b)	49,088	1,851,599
STAG Industrial, Inc. (a)	81,209	1,620,120

		5,514,115

LODGING/RESORTS – 5.5%
Ashford Hospitality Trust, Inc. (a)	55,000	629,750
Chatham Lodging Trust	46,000	790,280
Chesapeake Lodging Trust (a)	71,700	1,490,643
DiamondRock Hospitality Co. (a)	55,603	518,220
FelCor Lodging Trust, Inc. (c)	10,000	59,100
Hersha Hospitality Trust (a)	390,583	2,202,888
Host Hotels & Resorts, Inc. (a)	24,000	404,880
LaSalle Hotel Properties (a)	10,000	247,000
Pebblebrook Hotel Trust (a)	43,100	1,114,135
RLJ Lodging Trust (a)	39,400	886,106
Ryman Hospitality Properties	6,000	234,060
Summit Hotel Properties, Inc. (a)	58,203	550,018
Supertel Hospitality, Inc. (c)	84,642	78,645

		9,205,725

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2013 (unaudited) (continued)

Company	Shares	Value

COMMON STOCKS – continued REAL ESTATE INVESTMENT TRUSTS – continued
MANUFACTURED HOMES – 1.8%
Sun Communities, Inc. (a)	52,256	$2,600,258
UMH Properties, Inc.	35,284	362,367

		2,962,625

MIXED OFFICE/INDUSTRIAL – 2.6%
Duke Realty Corp. (a)(b)	46,100	718,699
First Potomac Realty Trust (a)	55,000	718,300
Gladstone Commercial Corp.	12,742	237,511
Liberty Property Trust (a)	69,737	2,577,479

		4,251,989

MORTGAGE – 1.0%
Annaly Capital Management, Inc. (a)	85,000	1,068,450
ARMOUR Residential REIT, Inc.	120,000	565,200

		1,633,650

OFFICE – 10.9%
Alexandria Real Estate Equities, Inc. (a)	34,100	2,241,052
BioMed Realty Trust, Inc. (a)	65,000	1,314,950
Boston Properties, Inc. (a)	20,500	2,162,135
Brandywine Realty Trust (a)	165,300	2,234,856
Corporate Office Properties Trust (a)	48,500	1,236,750
Douglas Emmett, Inc. (a)	39,322	981,084
Franklin Street Properties Corp. (a)	62,595	826,254
Highwoods Properties, Inc. (a)(b)	50,000	1,780,500
Kilroy Realty Corp. (a)	28,600	1,516,086
Mack-Cali Realty Corp. (a)	58,030	1,421,155
MPG Office Trust, Inc. (c)	24,000	75,360
Parkway Properties, Inc.	20,000	335,200
SL Green Realty Corp. (a)	22,900	2,019,551

		18,144,933

REGIONAL MALLS – 7.6%
CBL & Associates Properties, Inc. (a)	84,000	1,799,280
General Growth Properties, Inc.	20,000	397,400
Glimcher Realty Trust (a)	201,700	2,202,564
Pennsylvania Real Estate Investment Trust (a)(b)	87,118	1,644,788
Simon Property Group, Inc. (a)(b)	28,227	$4,457,608
Taubman Centers, Inc.	5,000	375,750
The Macerich Co. (a)(b)	28,470	1,735,816

		12,613,206

SHOPPING CENTERS – 9.3%
Cedar Realty Trust, Inc. (a)(b)	115,810	599,896
DDR Corp. (a)(b)	62,000	1,032,300
Equity One, Inc. (a)(b)	39,500	893,885
Excel Trust, Inc. (a)	113,568	1,454,806
Inland Real Estate Corp. (a)	156,300	1,597,386
Kimco Realty Corp. (a)	110,000	2,357,300
Kite Realty Group Trust (a)	160,503	967,833
Ramco-Gershenson Properties Trust (a)(b)	138,928	2,157,552
Regency Centers Corp. (a)(b)	19,100	970,471
Retail Opportunity Investments Corp.	20,000	278,000
Urstadt Biddle Properties (a)	41,800	843,106
Weingarten Realty Investors (a)(b)	76,500	2,353,905

		15,506,440

STORAGE – 1.9%
CubeSmart (a)	25,000	399,500
Public Storage, Inc. (a)(b)	17,400	2,667,942

		3,067,442

Total Real Estate Investment Trusts (Cost $120,936,558)		144,066,084

OTHER – 4.2%
Beazer Homes USA, Inc. (c)	7,000	122,640
Carador PLC	5,496,600	5,579,049
Hyatt Hotels Corp. (a)(c)	12,500	504,500
Las Vegas Sands Corp.	5,000	264,650
Lennar Corp.	12,000	432,480
The St. Joe Co. (a)(c)	5,000	105,250

Total Other (Cost $9,013,882)		7,008,569

Total Common Stocks (Cost $129,950,440)		151,074,653

PREFERRED STOCKS – 52.5%
REAL ESTATE INVESTMENT TRUSTS – 51.3%
APARTMENTS – 0.2%
Apartment Investment & Management Co., Series Z (a)	15,000	388,500

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2013 (unaudited) (continued)

Company	Shares	Value

PREFERRED STOCKS – continued REAL ESTATE INVESTMENT TRUSTS – continued
DIVERSIFIED – 8.4%
CapLease, Inc., Series A	36,112	$907,134
CapLease, Inc., Series B	8,840	223,210
CapLease, Inc., Series C	62,900	1,596,402
Coresite Realty Corp., Series A	30,000	763,500
Cousins Properties, Inc., Series B	20,800	526,656
Digital Realty Trust, Inc., Series F (a)(b)	25,000	625,000
Digital Realty Trust, Inc., Series G	30,000	675,000
DuPont Fabros Technology, Inc., Series A (a)	10,000	256,500
DuPont Fabros Technology, Inc., Series B (a)	40,394	1,028,027
EPR Properties, Series E (a)(d)	16,400	526,932
EPR Properties, Series F (a)	30,000	738,000
Investors Real Estate Trust, Series B	70,000	1,837,500
LBA Realty LLC, Series B (c)	72,679	1,449,219
Retail Properties of America, Inc.	70,000	1,745,100
Winthrop Realty Trust	40,000	1,049,600

		13,947,780

HEALTH CARE – 0.9%
Sabra Health Care REIT, Inc., Series A	60,600	1,526,514

INDUSTRIAL – 0.8%
STAG Industrial, Inc., Series B	35,000	834,400
Terreno Realty Corp., Series A	20,000	511,700

		1,346,100

LODGING/RESORTS – 18.0%
Ashford Hospitality Trust, Series A	95,482	2,420,469
Ashford Hospitality Trust, Series D	205,756	5,201,512
Ashford Hospitality Trust, Series E	45,000	1,185,300
Chesapeake Lodging Trust, Series A	65,000	1,667,250
FelCor Lodging Trust, Inc., Series A (d)	73,000	$1,795,800
FelCor Lodging Trust, Inc., Series C	124,139	3,091,061
Hersha Hospitality Trust, Series B (a)	80,498	2,065,176
Hersha Hospitality Trust, Series C (a)	46,000	1,116,420
LaSalle Hotel Properties, Series G (a)	27,089	672,891
LaSalle Hotel Properties, Series I (a)	30,000	689,100
Pebblebrook Hotel Trust, Series A (a)	14,500	374,680
Pebblebrook Hotel Trust, Series B (a)	23,500	611,705
Pebblebrook Hotel Trust, Series C (a)	63,684	1,537,968
Strategic Hotels & Resorts, Inc., Series A (a)	65,654	1,575,696
Strategic Hotels & Resorts, Inc., Series B (a)(b)	77,100	1,858,110
Summit Hotel Properties, Inc., Series A (a)	10,000	265,000
Summit Hotel Properties, Inc., Series B (a)	8,000	207,200
Summit Hotel Properties, Inc., Series C (a)(b)	30,290	734,532
Sunstone Hotel Investors, Inc., Series D (a)	108,739	2,854,399

		29,924,269

MANUFACTURED HOMES – 1.2%
Sun Communities, Inc., Series A (a)	40,000	1,005,600
UMH Properties, Inc., Series A	37,500	991,125

		1,996,725

MIXED OFFICE/INDUSTRIAL – 1.4%
Duke Realty Corp., Series J (a)	5,218	130,346
First Potomac Realty Trust, Series A	80,000	2,110,400

		2,240,746

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2013 (unaudited) (continued)

Company	Shares	Value

PREFERRED STOCKS – continued REAL ESTATE INVESTMENT TRUSTS – continued
MORTGAGE – 3.2%
Arbor Realty Trust, Inc., Series B	35,000	$850,150
ARMOUR Residential REIT, Inc., Series B	30,000	717,300
MFA Financial, Inc. (a)	20,000	516,800
MFA Financial, Inc., Series B	40,000	972,000
New York Mortgage Trust, Inc., Series B	37,000	897,250
NorthStar Realty Finance Corp., Series B	11,160	274,536
NorthStar Realty Finance Corp., Series D	13,000	322,400
RAIT Financial Trust, Series A	32,285	797,117

		5,347,553

OFFICE – 4.0%
Brandywine Realty Trust, Series E (a)	23,000	596,505
Corporate Office Properties Trust, Series L	110,000	2,821,500
Hudson Pacific Properties, Inc., Series B (a)	20,000	529,000
Kilroy Realty Corp., Series G (a)(b)	65,000	1,643,200
SL Green Realty Corp., Series I (a)	40,000	986,400

		6,576,605

REGIONAL MALLS – 4.2%
CBL & Associates Properties, Inc., Series D (a)(b)	60,761	1,537,253
CBL & Associates Properties, Inc., Series E	15,000	373,050
Glimcher Realty Trust (a)	30,000	739,200
Glimcher Realty Trust, Series G (a)	63,029	1,579,507
Glimcher Realty Trust, Series H (a)	45,000	1,132,650
Pennsylvania Real Estate Investment Trust, Series A	20,000	528,800
Pennsylvania Real Estate Investment Trust, Series B	40,000	1,024,400

		6,914,860

SHOPPING CENTERS – 9.0%
Cedar Realty Trust, Inc., Series B	119,664	$3,075,365
DDR Corp., Series H (a)	20,275	508,902
DDR Corp., Series J (a)	40,000	965,600
DDR Corp., Series K (a)	70,000	1,659,700
Excel Trust, Inc., Series B	65,000	1,658,800
Inland Real Estate Corp., Series A	100,000	2,585,000
Kimco Realty Corp., Series I (a)	27,944	695,526
Kite Realty Group Trust, Series A (a)	77,000	1,982,750
Saul Centers, Inc., Series C	27,000	688,500
Urstadt Biddle Properties, Series D (a)	22,423	574,926
Urstadt Biddle Properties, Series F (a)	20,000	517,800

		14,912,869

STORAGE – 0.0%
CubeSmart, Series A (a)	1,400	36,316

Total Real Estate Investment Trusts (Cost $80,259,957)		85,158,837

OTHER – 1.2%
Forest City Enterprises, Inc.	77,449	1,984,243

Total Other (Cost $1,884,929)		1,984,243

Total Preferred Stocks (Cost $82,144,886)		87,143,080

INVESTMENT COMPANIES – 1.6%
Blackrock Credit Allocation Income Trust	19,451	252,474
Cohen & Steers Infrastructure Fund, Inc. (a)	30,278	571,952
Cohen & Steers Quality Income Realty Fund, Inc. (a)(b)	100,297	1,126,335
Eaton Vance Enhanced Equity Income Fund II	35,388	406,962
Nuveen Real Estate Income Fund (a)	29,330	349,027

Total Investment Companies (Cost $2,868,432)		2,706,750

See notes to financial statements and notes to portfolio of investments.

RMR Real Estate Income Fund
Portfolio of Investments – June 30, 2013 (unaudited) (continued)

Company	Shares	Value

SHORT-TERM INVESTMENTS – 0.2%
MONEY MARKET FUNDS – 0.2%
Dreyfus Cash Management Fund, Institutional Shares, 0.05% (e) (Cost $412,088)	412,088	$412,088

Total Investments – 145.3% (Cost $215,375,846)		241,336,571

Other assets less liabilities – 0.8%		1,412,959
Revolving credit facility – (36.1)%		(60,000,000)
Preferred Shares, at liquidation preference – (10.0)%		(16,675,000)

Net Assets applicable to common shareholders – 100.0%		$166,074,530

Notes to Portfolio of Investments

(a)
As of June 30, 2013, the Fund has pledged portfolio securities with a market value of $135,641,491 as collateral in connection with its revolving credit facility. All or a portion of these shares were pledged as of June 30, 2013.

(b)
As of June 30, 2013, $58,312,203 of the Fund's pledged portfolio securities (see Note (a)) have been rehypothecated by BNPP as permitted by the Fund's revolving credit facility. All or a portion of these shares were rehypothecated as of June 30, 2013.

(c)
Non-dividend paying security.

(d)
Convertible into common stock.

(e)
Rate reflects 7 day yield as of June 30, 2013.

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2013 (unaudited)

Assets
Investments in securities, at value (cost of $215,375,846)	$241,336,571
Cash	18,053
Dividends and interest receivable	1,721,180
Prepaid expenses	789

Total assets	243,076,593

Liabilities
Revolving credit facility	60,000,000
Advisory fee payable	170,337
Interest payable	20,965
Distributions payable on preferred shares	3,405
Accrued expenses and other liabilities	132,356

Total liabilities	60,327,063

Auction preferred shares, Series M, Series T, Series W, Series Th and Series F; $0.001 par value per share; 667 shares issued and outstanding at $25,000 per share liquidation preference	16,675,000

Net assets attributable to common shares	$166,074,530

Composition of net assets
Common shares, $0.001 par value per share; unlimited number of shares authorized	$7,652
Additional paid-in capital	240,794,485
Distributions in excess of net investment income	(253,454)
Accumulated net realized loss on investments and foreign currency transactions	(100,434,878)
Net unrealized appreciation on investments	25,960,725

Net assets attributable to common shares	$166,074,530

Common shares outstanding	7,651,507

Net asset value per share attributable to common shares	$21.70

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Operations

For the Six Months Ended June 30, 2013 (unaudited)

Investment Income
Dividends and other income	$6,622,418

Expenses
Advisory	1,020,372
Audit and legal	161,345
Investor support services	60,022
Compliance and internal audit	45,675
Shareholder reporting	42,121
Custodian	39,672
Administrative	37,233
Preferred share remarketing and auction fees	35,995
Trustees' fees and expenses	14,876
Other	41,874

Total expenses before interest expense	1,499,185
Interest expense	315,695

Total expenses after interest expense	1,814,880

Net investment income	4,807,538

Realized and unrealized gain (loss) on investments
Net realized gain on investments	4,910,186
Net change in unrealized appreciation on investments	1,694,614

Net realized and unrealized gain on investments	6,604,800

Net increase in net assets before preferred distributions resulting from operations	11,412,338
Distributions to preferred shareholders from net investment income	(81,876)

Net increase in net assets attributable to common shares resulting from operations	$11,330,462

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statements of Changes in Net Assets

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012

Increase (decrease) in net assets resulting from operations
Net investment income	$4,807,538	$6,198,554
Net realized gain (loss) on investments and foreign currency transactions	4,910,186	(3,737,124)
Net change in unrealized appreciation on investments	1,694,614	29,875,526
Distributions to preferred shareholders from net investment income	(81,876)	(168,701)

Net increase in net assets attributable to common shares resulting from operations	11,330,462	32,168,255

Distributions to common shareholders from:
Net investment income	(4,973,480)	(6,418,163)
Return of capital	—	(1,834,977)

Total distributions to common shareholders	(4,973,480)	(8,253,140)

Capital shares transactions
Net assets received in merger with Old RMR Real Estate Income Fund	—	48,808,495

Net increase from capital transactions	—	48,808,495

Total increase in net assets attributable to common shares	6,356,982	72,723,610
Net assets attributable to common shares
Beginning of period	159,717,548	86,993,938

End of period (including distributions in excess of net investment income of $253,454 and $5,636, respectively)	$166,074,530	$159,717,548

Common shares issued and repurchased
Shares outstanding, beginning of period	7,651,507	4,977,130
Shares issued in merger with Old RMR Real Estate Income Fund	—	2,674,377

Shares outstanding, end of period	7,651,507	7,651,507

See notes to financial statements.

RMR Real Estate Income Fund
Financial Statements – continued

Statement of Cash Flows

Six Months Ended June 30, 2013 (unaudited)

Cash flows from operating activities
Net increase in net assets before preferred distributions resulting from operations	$11,412,338
Adjustments to reconcile net increase in net assets before preferred distributions resulting from operations to cash used in operating activities:
Purchases of long term investments	(46,017,844)
Proceeds from sales of long term investments	36,186,106
Net (purchases) and sales of short term investments	(82,628)
Changes in assets and liabilities:
Decrease in dividends and interest receivable	23,475
Decrease in receivable for securities sold	71,247
Decrease in prepaid expenses	13,123
Increase in interest payable	14,532
Increase in advisory fee payable	8,452
Decrease in accrued expenses and other liabilities	(362)
Net change in unrealized appreciation on investments	(1,694,614)
Net realized gain on investments	(4,910,186)

Cash used in operating activities	(4,976,361)

Cash flows from financing activities
Distributions paid to preferred shareholders	(84,107)
Distributions paid to common shareholders	(4,973,480)
Proceeds from revolving line of credit	10,000,000

Cash provided by financing activities	4,942,413

Decrease in cash	(33,948)
Cash at beginning of period	52,001

Cash at end of period	$18,053

See notes to financial statements.

RMR Real Estate Income Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2013 (unaudited)		For the Year Ended
			December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Per Common Share Operating Performance(a)(b)(c)
Net asset value, beginning of period	$20.87		$17.48	$17.23	$13.04	$9.20	$31.16

Income from Investment Operations
Net investment income (d)	.63 (e	)	.83	.53	.53	.62	1.86
Net realized and unrealized appreciation/(depreciation) on investments	.86 (e	)	3.70	.55	4.49	4.02	(20.89)
Distributions to preferred shareholders (common stock equivalent basis)
Net investment income	(.01	)(e)	(.02)	(.02)	(.03)	(.06)	(.54)
Net realized gain on investments	— (e	)	—	—	—	—	(.17)

Net increase (decrease) in net asset value from operations	1.48		4.51	1.06	4.99	4.58	(19.74)
Less: Distributions to common shareholders from:
Net investment income	(.65	)(e)	(.88)	(.63)	(.50)	(.50)	(1.59)
Net realized gain on investments	— (e	)	—	—	—	—	(.56)
Return of capital	— (e	)	(.24)	(.18)	(.30)	(.24)	(.07)

Net asset value, end of period	$21.70		$20.87	$17.48	$17.23	$13.04	$9.20

Market price, beginning of period	$18.21		$13.47	$14.22	$10.29	$6.61	$27.00

Market price, end of period	$20.20		$18.21	$13.47	$14.22	$10.29	$6.61

Total Return (f)
Total investment return based on:
Market price (g)	14.50%		44.27%	0.13%	47.10%	73.77%	(72.28)%
Net asset value (g)	7.05%		26.04%	6.18%	38.99%	53.88%	(67.47)%

Ratios/Supplemental Data:
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	5.59	%(e)(k)	4.15%	2.98%	3.44%	6.31%	7.42%
Total preferred share distributions	0.10	%(k)	0.11%	0.14%	0.18%	0.58%	2.83%
Net investment income, net of preferred share distributions (d)	5.49	%(e)(k)	4.04%	2.84%	3.26%	5.73%	4.59%
Expenses, excluding interest expense	1.74	%(k)	1.54%	2.36%	2.18%	—%	—%
Expenses, net of fee waivers	2.11	%(k)	1.95%	2.78%	2.41%	4.50%	2.55%
Expenses, before fee waivers	2.11	%(k)	1.95%	2.78%	2.41%	4.50%	2.97%
Portfolio turnover rate	15.21%		48.72%	7.26%	24.85%	52.46%	4.97%
Net assets attributable to common shares	$166,074,530		$159,717,548	$86,993,938	$85,750,962	$64,898,300	$25,641,294
Borrowings on revolving credit facility	$60,000,000		$50,000,000	$10,000,000	$10,000,000	$—	$—
Asset coverage ratio of borrowings (h)	405%		453%	1,137%	1,124%	—	—
Liquidation preference of outstanding preferred shares	$16,675,000		$16,675,000	$16,675,000	$16,675,000	$16,675,000	$10,950,000
Asset coverage ratio of preferred shares (i)	1,096%		1,058%	622%	614%	489%	334%
Asset coverage ratio of borrowings and preferred shares (j)	317%		340%	426%	421%	489%	334%
(a)
Based on average shares outstanding for each applicable period presented.
(b)
The Fund reorganized with predecessor RMR Funds (RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Dividend Capture Fund (RCR)) during the period from June 17, 2009 through June 23, 2009. Share and per share information have been adjusted to reflect the effects of the reverse stock split that occurred immediately prior to the reorganizations.

RMR Real Estate Income Fund
Financial Highlights – continued

(c)
The Fund merged with Old RMR Real Estate Income Fund on January 20, 2012. Share and per share information have been adjusted to reflect the effects of the merger.
(d)
Amounts for periods prior to December 18, 2008 are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A(8) to the financial statements, these amounts are subject to change if the issuers of the Fund's investments characterize a portion of 2013 distributions as capital gains or return of capital.
(f)
Total returns for the six months ended June 30, 2013, are actual year to date and not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sale of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. All assumed purchases, sales and reinvestments noted in the preceding sentences are assumed to have been executed as of the close of trading on the assumed date. Results represent past performance and do not guarantee future results. Total return would have been lower for periods prior to December 18, 2008 if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Asset coverage ratio of borrowings equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility.
(i)
Asset coverage ratio of preferred shares equals net assets attributable to common shares plus the liquidation preference of our outstanding preferred shares divided by the liquidation preference of our preferred shares.
(j)
Asset coverage ratio of borrowings and liquidation preference of our preferred shares equals net assets attributable to common shares plus the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares divided by the outstanding balance under our revolving credit facility plus the liquidation preference of our outstanding preferred shares.
(k)
Annualized.

See notes to financial statements.

RMR Real Estate Income Fund
Notes to Financial Statements

June 30, 2013 (unaudited)

Note A

(1)   Organization

RMR Real Estate Income Fund (formerly RMR Asia Pacific Real Estate Fund), or the Fund, or RIF, was organized as a Delaware statutory trust on December 17, 2008, and is registered under the Investment Company Act of 1940, as amended, or the 1940 Act, as a non-diversified closed end management investment company. On January 20, 2012, Old RMR Real Estate Income Fund, or Old RIF, merged with and into the Fund. Following the merger, the Fund was renamed "RMR Real Estate Income Fund" and assumed the accounting and performance history of Old RIF for periods prior to January 20, 2012. See Note E for a complete description of the merger.

(2)   Interim Financial Statements

The accompanying June 30, 2013 financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis for this year or for any future years.

(3)   Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates.

(4)   Portfolio Valuation

Investment securities of the Fund are valued as of the close of trading at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer to the most recently reported price as of 4:00:02 p.m., eastern time, that day. Some fixed income securities may be valued using values provided by a pricing service.

To the extent the Fund holds foreign securities in its portfolio, those are valued at the latest sales price reflected on the consolidated tape of the exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the average of the closing bid and ask prices on that day. Some foreign markets close before the close of customary trading sessions on the New York Stock Exchange, or NYSE (usually 4:00 p.m. eastern time). Often, events occur after the principal foreign exchange on which foreign securities trade has closed, but before the NYSE closes, that the Fund

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

determines could affect the value of the foreign securities the Fund owns or cause their earlier trading prices to be unreliable as a basis for determining value. If these events are expected to materially affect the Fund's net asset value, or NAV, the prices of such securities are adjusted to reflect their estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Fund's board of trustees.

Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under procedures established by the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. See Note A(5) for a further description of fair value measurements. Short term debt securities with less than 60 days until maturity may be valued at amortized cost plus interest accrued, which typically approximates fair value.

(5)   Fair Value Measurements

The Fund reports the value of its securities at their fair value. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. When valuing portfolio securities, the Fund uses observable market data when possible and otherwise uses other significant observable or unobservable inputs for fair value measurements. Inputs refer broadly to the assumptions the Fund believes that market participants would use in valuing the asset or liability, including assumptions about risk; for example, the risk inherent in using a particular valuation technique to measure fair value and the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in valuing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. The three tier hierarchy of inputs used to value securities reported in these financial statements is summarized below:

  •
  Level 1 – quoted prices in active markets for identical investments.

  •
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.).

  •
  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The Fund uses broker quotes, issuer company financial information and other market indicators to value the securities whose prices are not readily available. The types of inputs used to value a security may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

When the S&P 500 Index (an unmanaged index published as Standard & Poor's Composite Index of 500 common stocks) fluctuates more than 0.75% from the previous day close, the Fund believes that

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

the closing price of foreign securities on the principal foreign exchange on which they trade may no longer represent the fair value of those securities at the time the U.S. market closes, in which case, the Fund fair values those foreign securities. In such circumstances, the Fund reports holdings in foreign securities at their fair values as determined by an independent security pricing service. The service uses a multi-factor model that includes such information as the security's local closing price, relevant general and sector indices, currency fluctuations, depository receipts and futures, as applicable. The model generates an adjustment factor for each security that is applied to the local closing price to adjust it for post closing events, resulting in the security's reported fair value. The adjustment factor is applied to a security only if the minimum confidence interval is 0.75% or more. The types of inputs may change as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

All of the Fund's investments were valued using Level 1 inputs on June 30, 2013. The Fund recognizes interperiod transfers between the input levels as of the end of the period. As of June 30, 2013, there were no transfers between Level 1, Level 2 and Level 3.

(6)   Securities Transactions and Investment Income

The Fund records securities transactions on a trade date basis, dividend income on the ex-dividend date and any non-cash dividends at the fair market value of the securities received. The Fund uses the accrual method for recording interest income, including accretion of original issue discount, where applicable, and accretion of discount on short term investments and identified cost basis for realized gains and losses from securities transactions.

(7)   Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to U.S. federal income tax. However, the Fund may be subject to a 4% excise tax to the extent it does not distribute substantially all of its taxable earnings each year.

The Fund has adopted the provisions of ASC 740 under the Income Taxes, Topic of the Financial Accounting Standards Board Accounting Standards Codification, or ASC 740. ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. At June 30, 2013, the Fund did not have any unrecognized tax positions. Each of the tax years in the four year period ended December 31, 2012 remains subject to examination by the Internal Revenue Service. During the six months ended June 30, 2013, the Fund did not incur any tax related interest or penalties.

(8)   Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a level distribution amount to common shareholders on a quarterly basis if, when and in such amounts as may be determined by the Fund's board of trustees in its discretion in light of such factors as may be considered by the board of trustees, which may include market and economic conditions, and subject to compliance with applicable law, the Fund's Agreement and Declaration of Trust, the Fund's bylaws, the

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

Fund's revolving credit agreement, described in Note G, and other factors. This policy is not fundamental and may be changed by the Fund's board of trustees without shareholder approval. The Fund's distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains or return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. Final characterization of the Fund's 2013 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore, it is likely that some portion of the Fund's 2013 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements. Though it is permitted to do so and may in the future elect to do so if its board of trustees determines it to be in the best interests of the Fund and its shareholders, the Fund does not generally expect to make distributions to common shareholders in excess of its dividends received less its operating expenses, interest expense and distributions to preferred shareholders.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. Effective for taxable years beginning after December 22, 2010, the Regulated Investment Company Modernization Act of 2010, or the Modernization Act, changed the capital loss carryforward rules. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2012, the Fund had post-enactment accumulated capital loss carryovers which can be used to offset certain future realized capital gains of $2,049,565 and $11,406,177 of short term losses and long term losses, respectively.

As of December 31, 2012, the Fund had pre-enactment accumulated capital loss carryforwards, subject to the eight-year carryforward period and possible expiration of $90,007,542, of which $831,685 expires in 2014, $18,450,724 expires in 2015, $61,598,251 expires in 2016, $7,575,009 expires in 2017 and $1,551,873 expires in 2018.

The net capital loss carryforward for the Fund includes $29,888,822 of capital loss carryforwards that were acquired in connection with prior Fund reorganizations and $51,138,413 of capital loss carryforwards that were acquired in connection with the merger that occurred on January 20, 2012. Of

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

these amounts, $79,769,054 were pre-enactment losses and $1,258,181 were post-enactment losses. Federal tax rules limit the amount of these acquired capital loss carryforwards the Fund may utilize each year.

Although subject to adjustment, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2013, are as follows:

Cost	$217,120,047

Gross unrealized appreciation	$32,269,750
Gross unrealized depreciation	(8,053,226)

Net unrealized appreciation	$24,216,524

The $1,744,201 difference between the financial reporting basis and tax basis of unrealized appreciation/depreciation is due to wash sales of portfolio investments.

(9)   Concentration Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of the Fund's shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates; Other Agreements

The Fund has an investment advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. Thus, for purposes of calculating managed assets, the Fund's revolving credit facility and the liquidation preference of the Fund's preferred shares are not considered a liability. The Fund incurred advisory fees of $1,020,372 during the six months ended June 30, 2013.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all fund accounting and other administrative services for the Fund. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund paid RMR Advisors $37,233 for subadministrative fees charged by State Street during the six months ended June 30, 2013.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

Each trustee who is not a director, officer or employee of RMR Advisors, and who is not an "interested person" of the Fund, as defined under the 1940 Act, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual retainer plus attendance fees for board and committee meetings. The Fund incurred trustee fees and expenses of $14,876 during the six months ended June 30, 2013.

The Fund's board of trustees, and separately the disinterested trustees, has authorized the Fund to make payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred compliance and internal audit expenses of $45,675, which includes the Fund's allocated portion of the salary of its chief compliance officer, during the six months ended June 30, 2013.

The Fund has retained Destra Capital Investments LLC, or Destra, to provide investor support services in connection with the ongoing operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker dealers and other financial intermediaries, communicating with the NYSE MKT specialist for Fund's common shares, and with the closed end fund analyst community regarding the Fund on a regular basis. The Fund pays Destra 0.05% of the Fund's average daily managed assets. The terms of this agreement are in effect for an initial period of six months beginning December 14, 2012, and shall thereafter continue for successive one year periods unless the Fund terminates the agreement. This agreement currently remains in effect. The Fund paid Destra $60,022 for these services during the six months ended June 30, 2013.

Note C

Securities Transactions

Cost of purchases and proceeds from sales of investments, excluding short-term securities, and brokerage commissions on these transactions during the six months ended June 30, 2013, were as follows:

Purchases(1)	Sales(1)	Brokerage Commissions
$46,017,843	$36,186,106	$32,980

(1)
Includes the cost of brokerage commissions the Fund paid for purchases and sales of securities of $15,360 and $17,620, respectively.

Note D

Preferred Shares

The Fund has issued 64 Series M, 438 Series T, 47 Series W, 91 Series Th and 27 Series F auction preferred shares with a total liquidation preference of $16,675,000. The preferred shares are senior to the Fund's common shares and rank on parity with each other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by any applicable rating agency rating the Fund's preferred shares, or (2) maintain "asset

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

coverage", as defined in the 1940 Act, of at least 200%, the preferred shares will be subject to mandatory and/or optional redemption in accordance with the terms of such preferred shares contained in the Fund's bylaws in an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have per share voting rights equal to the per share voting rights of the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held for each series of preferred shares generally every seven days. Distributions are generally payable every seven days. The annualized preferred share distribution rate for each series was as follows as of June 30, 2013.

Series	Rate	Date of Auction
Series M	1.000%	6/24/2013
Series T	1.000%	6/25/2013
Series W	1.000%	6/26/2013
Series Th	1.000%	6/27/2013
Series F	1.000%	6/28/2013

To date, no auctions for preferred securities of the Fund have failed to attract sufficient clearing bids (such auctions are commonly referred to as "failed" auctions). However, RBC Capital Markets, LLC, an affiliate of the Fund's lead broker dealer for its preferred securities, has from time to time previously acquired for its own account a portion of the Fund's preferred securities in the auctions, which at times have constituted a substantial portion of the Fund's preferred securities and it may from time to time continue to purchase the Fund's preferred securities in the auctions for its own account, including possibly acquiring all or substantially all of such preferred securities. According to the Royal Bank of Canada's (the parent company of RBC Capital Markets, LLC) Schedule 13G filings, as of June 30, 2013, it owned, in the aggregate, 51 shares of the Fund's issued and outstanding preferred shares, or 7.65% of the Fund's issued and outstanding preferred shares. If RBC Capital Markets, LLC had not historically been a purchaser of preferred securities in the Fund's auctions, some auctions likely would have failed and holders of the Fund's preferred shares would not have been able to sell their preferred shares in some auctions. There can be no assurance that RBC Capital Markets, LLC or any other of its affiliates will purchase the Fund's preferred shares in any future auction of the Fund's preferred securities in which demand is insufficient for holders of the Fund's preferred shares to sell all offered preferred shares, or that the Fund will not have any auction for its preferred securities fail. If an auction of the Fund's preferred shares should fail, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate may be higher than the rate which the Fund would otherwise pay as a result of a successful auction. If an auction fails, holders of the Fund's preferred shares may not be able to sell their preferred shares in that auction. If auctions for the Fund's preferred shares fail, or if market conditions generally frustrate the Fund's ability to enhance investment results through the investment of capital attributable to its outstanding preferred shares, such factors may cause the Fund to change the form and/or amount of investment leverage used by the Fund and may result in our realizing reduced investment returns.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

The Fund actively manages compliance with asset coverage and other financial ratio requirements applicable to the preferred shares. In order to facilitate compliance with such requirements, and without further notice of its intention to do so, the Fund may from time to time purchase or otherwise acquire its outstanding preferred shares in the open market, in other nondiscriminatory secondary market transactions, pursuant to tender offers or other offers to repurchase preferred shares, or in other permissible purchase transactions, and also may from time to time call or redeem preferred shares in accordance with their terms.

Note E

Reorganization

On January 20, 2012, Old RIF was merged into RMR Asia Pacific Real Estate Fund, or RAP. In connection with the merger, RAP changed its name from RMR Asia Pacific Real Estate Fund to "RMR Real Estate Income Fund". Old RIF merged with and into RAP pursuant to Delaware law and in accordance with an agreement and plan of reorganization approved by the board of trustees of each fund on October 20, 2011. The shareholders of RAP approved certain matters in connection with the completion of the merger in accordance with the terms of such agreement and plan of reorganization at the annual meeting of RAP's shareholders on December 13, 2011. The merger was structured to qualify as a tax free reorganization for U.S. federal income tax purposes. As a matter of legal mechanics, Old RIF merged into RAP, but the substantive effect of the merger was as if RAP had merged into Old RIF.

In connection with the merger, RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, were changed so that RAP's fundamental and non-fundamental investment objectives, policies and restrictions, as well as RAP's investment advisory arrangements, are identical to those of Old RIF. Additionally, in connection with the merger, Old RIF assigned its credit facility with Wells Fargo Bank, N.A. to RAP and RAP assumed the ticker symbol "RIF" on the NYSE MKT.

As a result of the merger, each holder of Old RIF common shares received common shares of RAP, which we also refer to as the Fund in these Notes to Financial Statements, having an aggregate NAV equal to the aggregate NAV of the Old RIF common shares as of the close of business on January 20, 2012. As of the close of business on January 20, 2012, the NAV of Old RIF was $38.24 per common share and the NAV of the Fund was $18.25 per common share; accordingly, each common share of Old RIF was converted into 2.095 common shares of the Fund. RAP's net assets at that date, $48,808,495, including $7,653,218 of net unrealized depreciation, were combined with those of Old RIF. Immediately after this merger, the combined net assets of the Fund amounted to $139,644,565. Old RIF is the surviving fund in the merger for accounting purposes and for purposes of presenting investment performance history.

As a result of this merger, the holders of Series M preferred shares of Old RIF received Series M preferred shares of the Fund. The aggregate liquidation preference of the Fund Series M preferred shares received by holders of Old RIF Series M preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series M preferred shares held by such holders immediately prior

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

to the merger. The auction date, rate period and dividend payment date of the Fund Series M preferred shares issued in the merger are the same as that of the Old RIF Series M preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series M preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series M preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series T preferred shares of Old RIF received Series T preferred shares of the Fund. The aggregate liquidation preference of the Fund Series T preferred shares received by holders of Old RIF Series T preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series T preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series T preferred shares issued in the merger are the same as that of the Old RIF Series T preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series T preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series T preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series W preferred shares of Old RIF received Series W preferred shares of the Fund. The aggregate liquidation preference of the Fund Series W preferred shares received by holders of Old RIF Series W preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series W preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series W preferred shares issued in the merger are the same as that of the Old RIF Series W preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series W preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series W preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series Th preferred shares of Old RIF received Series Th preferred shares of the Fund. The aggregate liquidation preference of the Fund Series Th preferred shares received by holders of Old RIF Series Th preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series Th preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series Th preferred shares issued in the merger are the same as that of the Old RIF Series Th preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series Th preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series Th preferred shares prior to Old RIF's merger with the Fund.

As a result of this merger, the holders of Series F preferred shares of Old RIF received Series F preferred shares of the Fund. The aggregate liquidation preference of the Fund Series F preferred shares received by holders of Old RIF Series F preferred shares in the merger was equal to the aggregate liquidation preference of the Old RIF Series F preferred shares held by such holders immediately prior to the merger. The auction date, rate period and dividend payment date of the Fund Series F preferred shares issued in the merger are the same as that of the Old RIF Series F preferred shares exchanged in the merger. The dividend rate for the initial rate period of Fund Series F preferred shares was identical to the dividend rate set at the most recent auction for Old RIF Series F preferred shares prior to Old RIF's merger with the Fund.

RMR Real Estate Income Fund
Notes to Financial Statements – continued

June 30, 2013 (unaudited)

Note F

Capital Share Transactions

As of June 30, 2013, the Fund had 7,651,507 common shares, $.001 par value per share, issued and outstanding. The Fund had no capital stock transactions during the six months ended June 30, 2013.

Note G

Revolving Credit Facility

The Fund has a $60,000,000 revolving credit facility, or the Facility, with BNP Paribas Prime Brokerage Inc., or BNPP. Prior to May 22, 2013, the Facility was $50,000,000. The Facility bears interest at LIBOR plus 95 basis points and has a 270-day rolling term that resets daily; however, if the Fund fails to satisfy certain NAV requirements, the Facility may convert to a 60-day rolling term that resets daily. The Fund pays a facility fee of 55 basis points per annum on the unused portion, if any, of the Facility. The Fund is required to pledge portfolio securities as collateral in an amount up to 250% of the loan balance outstanding and has granted a security interest in the securities pledged to, and in favor of, BNPP as security for the loan balance outstanding. As of June 30, 2013, the Fund has pledged portfolio securities with a market value of $135,641,491 as collateral for the Facility. During the six months ended June 30, 2013, the Fund had no unused portion of the facility and did not pay a facility fee. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the Facility, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Facility, which may require the Fund to sell portfolio securities at potentially inopportune times if other financing is not then available to the Fund on acceptable terms.

The Facility also permits, subject to certain conditions, BNPP to rehypothecate portfolio securities pledged by the Fund up to the amount of the loan balance outstanding. The Fund continues to receive dividends and interest on rehypothecated securities. The Fund also has the right under the Facility to recall the rehypothecated securities from BNPP on demand. If BNPP fails to deliver the recalled security in a timely manner, the Fund will be compensated by BNPP for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by BNPP, the Fund, upon notice to BNPP, may reduce the loan balance outstanding by the amount of the recalled security failed to be returned. The Fund receives a portion of the fees earned by BNPP in connection with the rehypothecation of portfolio securities. As of June 30, 2013, the aggregated value of rehypothecated securities was $58,312,203. During the six months ended June 30, 2013, the Fund earned $917 in fees from rehypothecated securities.

As of June 30, 2013, the Fund had outstanding borrowings of $60,000,000 under the Facility. During the six months ended June 30, 2013, the average outstanding daily balance under the Facility was $52,209,945 at a weighted average borrowing cost of 1.15%.

RMR Real Estate Income Fund
June 30, 2013

Brokerage Policy

Subject to the supervision of the board of trustees, the Advisor is authorized to employ such securities brokers and dealers for the purchase and sale of Fund assets and to select the brokerage commission rates at which such transactions are effected. In selecting brokers or dealers to execute transactions for the Fund, the Advisor seeks the best execution available, which may or may not result in paying the lowest available brokerage commission or lowest spread. In so doing, the Advisor considers all factors it believes are relevant to obtaining best execution, including such factors as: the best price available; the reliability, integrity and financial condition of the broker; the size of and difficulty in executing the order; the value of the expected contribution of the broker; and the scope and quality of research it provides.

The Advisor may select brokers that furnish it or its affiliates or personnel, directly or through third party or correspondent relationships, with research or brokerage services which provide, in its view, appropriate assistance to it in the investment decision making or trade execution processes. Such research or brokerage services may include, without limitation and to the extent permitted by applicable law: research reports on companies, industries and securities; economic and financial data; financial publications; and broker sponsored industry conferences. Research or brokerage services obtained in this manner may be used in servicing any of the Advisor's clients. Such products and services may disproportionately benefit one client relative to another client based on the amount of brokerage commissions paid by such client and such other clients, including the Fund. To the extent that the Advisor uses commission dollars to obtain research or brokerage services, it will not have to pay for those products and services itself. The Advisor may use any such research for the benefit of all or any of its or its affiliates' clients and not just those paying for it.

The Advisor may endeavor, subject to best execution, to execute trades through brokers who, pursuant to such arrangements, provide research or brokerage services in order to ensure the continued receipt of research or brokerage services it believes are useful in its decision making or trade execution processes.

The Advisor may pay, or be deemed to have paid, commission rates higher than it could have otherwise paid in order to obtain research or brokerage services. Such higher commissions would be paid in accordance with Section 28(e) of the Securities Exchange Act of 1934, which requires the Advisor to determine in good faith that the commission paid is reasonable in relation to the value of the research or brokerage services provided. The Advisor believes that using commission dollars to obtain the type of research or brokerage services mentioned above enhances its investment research and trading processes, thereby increasing the prospect for higher investment returns.

Privacy Notice

The Fund recognizes and respects the privacy of its prospective, current, inactive and former shareholders, including you, and takes precautions to maintain the privacy of your "nonpublic personal information." This notice is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why in certain cases the Fund shares that information with select parties.

What information the Fund collects and shares:

The Fund collects and shares "nonpublic personal information" about you and your financial transactions with the Fund. For example, such information may include, without limitation, your social security number, account balance, bank account information, purchase history and transaction history.

The Fund collects this information from the following sources:

The Fund collects your nonpublic personal information from different sources, including the following:

  •
  Information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents;

  •
  Information about your transactions with us, our affiliates or other third parties such as our service providers; and

  •
  Information we receive from consumer reporting agencies (including credit bureaus).

How the Fund shares your information:

The Fund does not sell your name or other information about you to anyone, nor does it share your information with affiliates and other third parties for marketing purposes. The Fund does not disclose nonpublic personal information about its shareholders except to its affiliates and certain service providers, such as the Fund's subadministrator, transfer agent, attorneys and other financial or non financial service providers, for the Fund's business purposes or as permitted by law. For example, the Fund may disclose your nonpublic personal information:

  •
  To government entities, in response to subpoenas, court orders, legal investigations and regulatory authorities, or to comply with laws or regulations.

  •
  When you direct the Fund to do so or consent to the disclosure (unless and until you revoke your direction or consent).

  •
  To approve or maintain your account.

  •
  To process transactions related to your investment in the Fund.

  •
  To administer the Fund and process its transactions.

  •
  To protect against actual or potential fraud, unauthorized transactions, claims or other liability.

  •
  To report to consumer reporting agencies and credit bureaus.

  •
  In connection with disputes or litigation between the Fund and you.

How the Fund protects your information:

The Fund conducts its business through trustees, officers and third parties that provide services pursuant to agreements with the Fund (for example, the service providers described above). The Fund has no employees. The Fund restricts access to your nonpublic personal information to those persons who need to know that information in order to provide services to you or the Fund. The Fund maintains physical, electronic and procedural safeguards that comply with federal and state standards to guard your nonpublic personal information. When disclosing your information to affiliates and other nonaffiliated third parties, the Fund will require these companies to protect the confidentiality and security of your nonpublic personal information and to use that information only for its intended purpose.

Customers of financial intermediaries:

Please note that if you hold shares of the Fund through a financial intermediary such as a broker dealer, bank or trust company and that intermediary, not you, is the record owner of your shares, then the privacy policy of your financial intermediary will govern how your nonpublic personal information collected by that intermediary may be shared by that intermediary.

Questions?

If you have any questions concerning this privacy notice, please contact Investor Relations at 617-796-8253.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to the Fund's portfolio securities is available: (1) without charge, upon request, by calling us at (866) 790-8165; and (2) as an exhibit to the Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the Fund voted proxies received by the Fund during the most recent 12 month period ended June 30 is available: (1) without charge, on request, by calling us at (866) 790-8165; or (2) by visiting the Commission's website at http://www.sec.gov and accessing the Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Fund is committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and has established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually, or as a group, may do so by filling out a report at the "Corporate Governance" section of our website (http://www.rmrfunds.com), by calling our toll free confidential message system at (866) 511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, Two Newton Place, 255 Washington Street, Suite 300, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which is available on the Commission's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Fund provides additional data on its website at http://www.rmrfunds.com.

Certifications

The Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's Form N-CSR is available on the Commission's website at http://www.sec.gov.

Submission of Proposals to a Vote of Shareholders

The annual meeting of shareholders of the Fund was held on April 11, 2013. The following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast.

Proposal	Votes for	Votes against	Votes abstained

Preferred Shares
Election of Barry M. Portnoy as trustee until the 2016 annual meeting	405	—	—
Common and Preferred Shares
Election of Arthur G. Koumantzelis as trustee until the 2016 annual meeting	5,366,453.532	122,398.345	35,722.903

In addition to the two trustees who were elected at the annual meeting, as noted above, the following other trustees continued in office after the Fund's annual meeting: Adam D. Portnoy, John L. Harrington and Jeffrey P. Somers.

RMR Real Estate Income Fund

Dividend Reinvestment Plan

The board of trustees of the Fund has adopted a Dividend Reinvestment and Cash Purchase Plan, or the Plan, sometimes referred to as an opt-out plan. You will have all your cash distributions invested in common shares automatically unless you elect to receive cash. As part of the Plan, you will have the opportunity to purchase additional common shares by submitting a cash payment for the purchase of such shares, or the Cash Purchase Option. Your cash payment, if any, for the additional shares may not exceed $10,000 per quarter, per Plan and must be for a minimum of $100 per quarter. Wells Fargo Bank N.A. is the plan agent and paying agent for the Plan. The plan agent will receive your distributions and additional cash payments under the Cash Purchase Option and either purchase common shares in the open market for your account or directly from the Fund. If you elect not to participate in the Plan, you will receive all cash distributions in cash paid by check mailed to you (or, generally, if your shares are held in street name, to your broker) by the paying agent.

The number of common shares of the Fund you will receive if you do not opt out of a Plan will be determined as follows:

(1)
If, on a distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is below the NAV per common share on that payment date, the plan agent will receive the distribution in cash and, together with your additional cash payments, if any, will purchase common shares of the Fund in the open market, on the NYSE MKT or elsewhere, for your account prior to the next ex-dividend date (or 60 days after the distribution payment date, whichever is sooner). It is possible that the market price for the Fund's common shares may increase before the plan agent has completed its purchases. Therefore, the average purchase price per share paid by the plan agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the distribution had been paid to you in common shares newly issued by the Fund. In the event it appears that the plan agent will not be able to complete the open market purchases prior to the next ex-dividend date, the Fund will determine whether to issue the remaining shares, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share at the time of purchase or (ii) 100% of the per common share market price at the time of purchase. Interest will not be paid on any uninvested amounts.

(2)
If, on the distribution payment date for the Fund, the market price per common share plus estimated per share brokerage commissions applicable to an open market purchase of common shares is at or above the NAV per common share on that payment date, the Fund will issue new shares for your account, with the number of shares to be issued determined based on a price equal to the greater of (i) NAV per common share on that payment date or (ii) 95% of the per common share market price on that payment date.

(3)
The plan agent maintains all shareholder accounts in the Plan (including all shares purchased under the Cash Purchase Option) and provides written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the plan agent in non-certificated form. Any proxy you receive will include all common shares you have received or purchased under the Plan.

You may withdraw from the Plan at any time by giving written notice to the plan agent. If you withdraw or the Plan is terminated, the plan agent will transfer the shares in your account to you

(which may include a cash payment for any fraction of a share in your account). If you wish, the plan agent will sell your shares and send you the proceeds, minus brokerage commissions to be paid by you.

The plan agent is not authorized to make any purchases of shares for your account if doing so will result in your owning shares in excess of 9.8% of the total shares outstanding in the Fund. Dividends or cash purchase option payments which may result in such prohibited transactions will be paid to you in cash.

The plan agent's administrative fees will be paid by the Fund. There will be no brokerage commission charged with respect to common shares issued directly by the Fund. Each participant will pay a pro rata share of brokerage commissions incurred by the plan agent when it makes open market purchases of the Fund's shares pursuant to the Plan including the Cash Purchase Option.

The Fund may amend or terminate its Plan or the Cash Purchase Option if its board of trustees determines the change is appropriate. However, no additional charges will be imposed upon participants by amendment to the Plan except after prior notice to participants.

Participation in the Plan will not relieve you of any federal, state or local income tax that may be payable (or required to be withheld) as a result of distributions you receive which are credited to your account under the Plan rather than paid in cash. Automatic reinvestment of distributions in the Fund's common shares will not relieve you of tax obligations arising from your receipt of that Fund's distributions even though you do not receive any cash.

All correspondence* about the Plan should be directed to Wells Fargo Shareowner Services, P.O. Box 64856, St. Paul, MN 55164-0856 or by telephone at 1-866-877-6331 and by overnight mail to Wells Fargo Bank N.A., 1110 Centre Point Curve, Suite 101, Mendota Heights, MN 55120-4100.

*
Shareholders who hold shares of the Fund in "street name", that is, through a broker, financial advisor or other intermediary, should not contact the Administrator with Plan correspondence, opt-out cash purchase option or other requests. If you own your shares in street name, you must instead contact your broker, financial advisor or intermediary.

WWW.RMRFUNDS.COM

Item 2.    Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3.    Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4.    Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5.    Audit Committee of Listed Registrants.

        The information is only required for the annual report on Form N-CSR.

Item 6.    Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the six months ended June 30, 2013, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10.    Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K.

Item 11.    Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR REAL ESTATE INCOME FUND
By:	/s/ Adam D. Portnoy Adam D. Portnoy President

Date: August 19, 2013

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By:	/s/ Adam D. Portnoy Adam D. Portnoy President
Date: August 19, 2013
	By:	/s/ Mark L. Kleifges Mark L. Kleifges Treasurer
Date: August 19, 2013

QuickLinks

  Item 1. Reports to Stockholders.
NOTICE CONCERNING LIMITED LIABILITY
NOTICE CONCERNING LIMITATION ON SHARE OWNERSHIP
RMR Real Estate Income Fund Portfolio of Investments – June 30, 2013 (unaudited)
RMR Real Estate Income Fund Financial Statements
RMR Real Estate Income Fund Financial Highlights
RMR Real Estate Income Fund Notes to Financial Statements June 30, 2013 (unaudited)
  Item 2. Code of Ethics.
  Item 3. Audit Committee Financial Expert.
  Item 4. Principal Accountant Fees and Services.
  Item 5. Audit Committee of Listed Registrants.
  Item 6. Investments.
  Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
  Item 8. Portfolio Managers of Closed-End Management Investment Companies.
  Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
  Item 10. Submission of Matters to a Vote of Security Holders.
  Item 11. Controls and Procedures.
  Item 12. Exhibits.
SIGNATURES